UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2024
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Acumen Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40551	36-4108129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

427 Park St., Charlottesville, Virginia	22902
(Address of Principal Executive Offices)	(Zip Code)
(434) 297-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ABOS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02     Results of Operations and Financial Condition.
On March 19, 2024, Acumen Pharmaceuticals, Inc. (the “Company”) posted an updated corporate presentation (the “Corporate Presentation”) to its website at https://investors.acumenpharm.com/news-events/presentations, which the Company may use from time to time in communications or conferences. The Corporate Presentation was updated to reflect that, as of December 31, 2023, the Company’s cash, cash equivalents and marketable securities balance was approximately $306 million (which amount includes proceeds received to date under the Company’s Loan and Security Agreement with K2 HealthVentures LLC), based upon which the Company projects that its cash, cash equivalents and marketable securities will be sufficient to support the Company’s operations into the first half of 2027. A copy of the Corporate Presentation containing this announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).
The cash, cash equivalents and marketable securities information above is based on preliminary unaudited information and management estimates for the year ended December 31, 2023, is not a comprehensive statement of the Company’s financial results as of and for the fiscal year ended December 31, 2023, and is subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, this preliminary estimate.
Item 7.01    Regulation FD Disclosure.
The information in Item 2.02 of this Current Report is incorporated into this Item 7.01 by reference. The Corporate Presentation was also updated to reflect the Company’s anticipation that it will amend its ALTITUDE-AD Phase 2/3 study protocol to become a Phase 2 standalone study.
The information contained in Items 2.02 and 7.01 of this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d).Exhibits

Exhibit No.	Description

99.1	Corporate Presentation, dated March 19, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acumen Pharmaceuticals, Inc.

Dated: March 19, 2024	By:	/s/ Derek Meisner
Derek Meisner Chief Legal Officer